Exhibit 10.4

Execution Version

AMENDMENT NO. 1 TO FORBEARANCE AND CONDITIONAL WAIVER AGREEMENT

This AMENDMENT NO. 1 TO FORBEARANCE AND CONDITIONAL WAIVER AGREEMENT, dated as of February 2, 2022 (this “Amendment”), is entered into by and among BKRF OCB, LLC (the “Borrower”), BKRF OCP, LLC (“Holdings”), Bakersfield Renewable Fuels, LLC (the “Project Company”), Orion Energy Partners TP Agent, LLC in its capacity as the administrative agent and the collateral agent (in such capacity, the “Administrative Agent”), and the Tranche A Lenders and Tranche B Lenders party hereto, constituting 100% of the Tranche A Lenders and Tranche B Lenders  party to the Credit Agreement (as defined below) (the “Signatory Lenders”).  As used in this Amendment, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below) unless otherwise specified.

WITNESSETH

WHEREAS, the Borrower, Holdings, the Administrative Agent and each Tranche A Lender and Tranche B Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, Holdings, the Project Company, the Administrative Agent and the Signatory Lenders entered into that certain Forbearance and Conditional Waiver Agreement, dated as of December 20, 2021 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Forbearance and Conditional Waiver Agreement” and as expressly amended by this Amendment, the “Amended Forbearance and Conditional Waiver Agreement”);

WHEREAS, pursuant to this Amendment, the Borrower, Holdings and the Project Company have requested, and the parties hereto have agreed, subject to the condition of this Amendment, to amend the Forbearance and Conditional Waiver Agreement on the Effective Date, as specified in Section 1 below.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, as of the Effective Date, the Borrower, Holdings, the Project Company, the Administrative Agent and the Signatory Lenders hereby agree that the Forbearance and Conditional Waiver Agreement is amended as follows:

(a)           The references to “January 31, 2022” are hereby changed to “February 23, 2022” in Sections 1(b)(i) and 2(a) of the Forbearance and Conditional Waiver Agreement.

2.            Effectiveness; Conditions Precedent.  This Amendment shall become effective on the first date on which this Amendment shall have been executed by the Borrower, Holdings, the Project Company, the Administrative Agent and the Signatory Lenders and the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto (such date, the “Effective Date”).

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3.             Miscellaneous.

(a)         Effect of Amendments. From and after the Effective Date, the Forbearance and Conditional Waiver Agreement shall be construed after giving effect to the amendment set forth in Section 1 hereto and all references to the Forbearance and Conditional Waiver Agreement in the Financing Documents shall be deemed to refer to the Amended Forbearance and Conditional Waiver Agreement.

(b)        No Other Modification.  Except as expressly modified by this Amendment, the Forbearance and Conditional Waiver Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Signatory Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Forbearance and Conditional Waiver Agreement which are not by the terms of this Amendment being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(c)           Successor and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties to this Amendment and their respective successors and permitted assigns.

(d)         Incorporation by Reference. Sections 10.07 (Severability), 10.11 (Headings), 10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(e)            Financing Document.  This Amendment shall be deemed to be a Financing Document.

(f)          Counterparts; Integration.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, the Forbearance and Conditional Waiver Agreement, the Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

AMENDMENT NO. 1 TO FORBEARANCE AND CONDITIONAL WAIVER AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC,
as the Borrower

By:	/s/ RICHARD PALMER
Name:	Richard Palmer
Title:	President

BKRF OCP, LLC,
as Holdings

By:	/s/ RICHARD PALMER
Name:	Richard Palmer
Title:	President

BAKERSFIELD RENEWABLE FUELS, LLC,
as the Project Company

By:	/s/ RICHARD PALMER
Name:	Richard Palmer
Title:	President

[Signature Page to Amendment NO.1 to Forbearance and Conditional Waiver Agreement]

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment NO.1 to Forbearance and Conditional Waiver Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment NO.1 to Forbearance and Conditional Waiver Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment NO.1 to Forbearance and Conditional Waiver Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment NO.1 to Forbearance and Conditional Waiver Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment NO.1 to Forbearance and Conditional Waiver Agreement]

VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR L.P.,
as a Lender
VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR i llc,
as a Lender

By: Voya Alternative Asset Management LLC, as Agent

By:	/s/ EDWARD LEVIN
Name:	Edward Levin
Title:	Senior Vice President

[Signature Page to Amendment NO.1 to Forbearance and Conditional Waiver Agreement]

LIF AIV 1, L.P.,
as a Lender

By: GCM Investments GP, LLC, its General Partner

By:	/s/ TODD HENIGAN
Name:	Todd Henigan
Title:

[Signature Page to Amendment NO.1 to Forbearance and Conditional Waiver Agreement]